EXHIBIT 10.45

DEFERRED COMPENSATION AGREEMENTS – MARK LOWENTHAL; ANDY KIELBANIA; TOM CUNNINGHAM

NEITHER THE SECURITIES REPRESENTED BY THIS AGREEMENT OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE EMPLOYEE OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

BIONEUTRAL GROUP, INC.

DEFERRED COMPENSATION AGREEMENT

THIS DEFERRED COMPENSATION AGREEMENT (this “Agreement”) is made and entered into as of July 10, 2013, by and between Mark Lowenthal (the “Employee”) and BioNeutral Group, Inc. a Nevada corporation (the “Company”). This Agreement is intended to provide compensation to the Employee. In consideration for the services you have provided to the Company, and as payment in full for such services, the Company and the Employee hereto agree as follows:

1.
Background. The Company has launched its marketing and commercialization strategy in fiscal 2013 of its Ygiene™ and Ogiene™ product lines (the “2013 Commercialization”).  Substantial working capital is required to execute the 2013 Commercialization.  Several factors have placed material limitations on the availability working capital to the Company, which in summary, consist of the following: 1.) the uncertainty surrounding the 2009 Securities and Exchange Commission (“SEC”) investigation which remains an open matter; 2.) Generalized current capital market conditions creating a lack of available capital from lending institutions for small companies; 3.) Generalized unwillingness of lenders to fund small companies with relatively small capital requirements; 4.) Generalized unwillingness of lenders to fund small companies without established channels of product distribution; and 5.) to date, insignificant cash provided by operations particularly in light of the relatively long sales cycle involved with selling the Company’s products.  In light of the factors Agreement above, the Company has located a few sources of capital to which it has used to fund the 2013 Commercialization.  Despite the best efforts of management, the amount however has fallen materially short of the amount needed to fully fund operations and the 2013 Commercialization as Agreement in our filings with the SEC. In light of the shortfall and to assist the Company to continue the 2013 Commercialization, the Employee has agreed to defer significant portions of his compensation.

2.
Deferred Compensation Amount. On September 30, 2013 (the “Deferred Compensation Payment Date”), or upon the consummation of a Sale of the Company or upon a Public Offering resulting in gross proceeds to the Company of at least $5,000,000, whichever is earliest, the Company shall pay the Employee (or his beneficiary in the event of his death) a lump sum equal to an amount of $151,727.27 (such amount, the “Deferred Compensation Amount”) determined as follows:

a.
Deferred compensation earned and unpaid up through and including June 30, 2013 in the amount of  $110,499.89 plus accrued and unpaid interest of $3,662.20 for a total of $114,162.09 (the “Accrued Compensation”); and

b.
Deferred compensation to be earned and unpaid up for the period of July 1, 2013 through September 30, 2013 in the amount of  $34,615.38, plus interest to be accrued and unpaid of $2,949.80 for a total of $37,565.18 (the “Future Compensation”);

c.
The Employee and Company agree that should compensation be paid by the Company prior to the Deferred Compensation Payment Date to the Employee the Deferred Compensation Amount shall be reduced by the amount of the amount paid to Employee, including a reduction of the interest;

d.
The Employee and Company agree that should the rate or amount of compensation to be paid by the Company to the Employee is either increased or reduced, the Deferred Compensation Amount shall be either increased or reduced by the amount of the compensation increase or reduction, including an either an increase or reduction of the interest;

3.
Interest. Interest on the Deferred Compensation Amount shall accrue from each regularly scheduled bi-weekly payroll check date for which Employee agreed to defer.  Interest shall accrue at the rate of eight percent (8%) per annum (the “Initial Interest Rate”).  Interest will be payable on the Deferred Compensation Payment Date.

4.
Designation of Beneficiaries. The Employee may name any Person (who may be named concurrently, contingently or successively) to whom the Benefit Amount under this Agreement is to be paid if the Employee dies before the Benefit Amount is fully distributed. Each such beneficiary designation will revoke all prior designations by the Employee, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Company and will be effective only when filed with the Company during the Employee’s lifetime. If the Employee fails to designate a beneficiary before his death, as provided in this Section, or if the beneficiary designated by the Employee dies before the date of the Employee’s death or before complete payment of the Benefit Amount, the Company, in its discretion, may pay the Benefit Amount to either (i) one or more of the Employee’s relatives by blood, adoption or marriage and in such proportions as the Company determines, or (ii) the legal representative or representatives of the estate of the last to die of the Employee and his designated beneficiary. Notwithstanding the foregoing, if the Employee is married, the Employee’s spouse must consent in writing to the designation of any Person as beneficiary other than the spouse.

5.	Definitions.

a.
“Affiliate” shall mean any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes hereof, “control” means the power to vote or direct the voting of sufficient securities or other interests to elect a majority of the directors or to control the management of another Person.

b.	“Board” means the Board of Directors of the Company.

c.	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

d.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

e.
“Public Offering” means the consummation of the first of the following events (i) the securities of the Company are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) the Company is or becomes subject to the reporting requirements under Section 15(d) of the Exchange Act, or (iii) the Company files or has filed a registration statement under the Securities Act of 1933, as amended.

f.
“Sale of the Company” means (i) a sale of all or substantially all of the consolidated assets of the Company to any Person or (ii) the transfer or other disposition to any Person or group of Persons (as the term “group” is defined In the Securities Exchange Act of 1934) (other than Investment LLC or any Affiliate thereof) of outstanding equity securities (whether by sale, issuance, merger, consolidation, reorganization, combination or otherwise) of the Company such that after giving effect to such transfer, such Person or group of Persons would own or control the right to elect at least a majority of the members of the Board.

6.
Administration of this Compensation Arrangement. The deferred compensation arrangement set forth under this Agreement shall be administered by the Company. The Company’s duties and authority under this arrangement shall include the good faith (i) interpretation of the provisions of this Agreement, (ii) adoption of any rules and regulations which may become necessary or advisable in the operation of this arrangement, (iii) making of such determinations as may be permitted or required pursuant to this arrangement, and (iv) taking of such other actions as may be required for the proper administration of this arrangement in accordance with its terms. Any decision of the Company with respect to any matter within the authority of the Company shall be final, binding and conclusive upon the Employee, beneficiary, and each Person claiming under or through the Employee, and no additional authorization or ratification by the stock Employees or the Employee shall be required. Any action by the Company with respect to any one or more other Employees under similar agreements shall not be binding on the Company as to any action to be taken with respect to the Employee. Each determination required or permitted under this Agreement shall be made by the Company in the sole and absolute discretion of the Company.

7.
Action by Company. Any action required or permitted by the Company under this Agreement shall be by resolution of the Board or by a duly authorized committee of the Board, or by a person or persons authorized by resolution of the Board or such committee.

8.
Amendment. This Agreement may not be canceled, changed, modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by the Company and the Employee. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

9.
No Waiver. The failure at any time either of the Company or the Employee to require the performance by the other of any provision of this Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by either the Company or the Employee of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

10.
Offset. Whenever the Company is to pay the Employee or his beneficiary the Benefit Amount, such amounts that Employee owes to the Company (including any amounts that are non-recourse to the Employee) may be deducted from the Benefit Amount before payment.

11.
Indemnification and Reimbursement of Payments on Behalf of the Employee. Notwithstanding anything contained in this Agreement to the contrary, the Company shall be entitled to deduct or withhold from any distribution made pursuant to this Agreement such amount or amounts as may be required for purposes of the Company complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, or any state tax act for purposes of paying any income, estate, inheritance or other tax (“Taxes”) attributable to any amounts distributable under this Agreement. In the event the Company does not make such deductions or withholdings, the Employee shall indemnify the Company for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

12.
Assignment. This Agreement is binding on and for the benefit of the Company and the Employee and their respective successors, heirs, executors, administrators, and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by the Company or by the Employee without the prior written consent of the other.

13.
Interpretation and Severability. In the event any provision of this Agreement, or any portion thereof, is determined by any or court of competent jurisdiction to be unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding upon the Company and the Employee with the same effect as though the void provision or portion thereof had never been set forth therein.

14.
No Conflict. The Employee represents and warrants that the Employee is not subject to any agreement, order, judgment or decree of any kind which would prevent the Employee from entering into this Agreement.

15.
Employment Relationship. This Agreement shall not in any way affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of the Employee at any time for any reason with or without cause or in accordance with any applicable employment contract.

16.
Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, without application of its conflict or choice of law provisions. The Company and the Employee agree that this is not an ERISA plan or part of an ERISA plan.

17.	Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

18.
Gender and Number. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

19.
Headings. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

20.
Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an “Event of Default”), the Company agrees to give the Employee prompt written notice of such event. The Employee may, so long as such condition exists or has not  been cured during the applicable cure period (whether or not the Employee has received notice of such event), declare the entire principal and unpaid accrued interest here on immediately due and payable, by notice in writing to the Company; provided, that upon occurrence of an Event of Default specified in subsection (iii) below, all principal and interest shall automatically become immediately due and payable in full:

a.	Failure by the Company to make any payment hereunder when due, which failure has not been cured within ten (10) days following such due date; or

b.
Any breach by the Company of any material representation, warranty or covenant in this Agreement which results in a Material Adverse Effect on the Company’s business, operations or financial condition; provided, that, in the event of any such breach, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach, or (b) the Company’s knowledge of such breach; or

c.
The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

d.
If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

21.
Prepayment.  The Company shall have the right, at any time prior to the Maturity Date, to prepay any outstanding amount of Agreements, with interest thereon, by delivering three (3) days advance written notice to the Employee. The Employee shall have sole discretion as to whether he desires to convert the principal and accrued interest on this Agreement. If he does not desire to do so, the Company shall be obligated to repay the Agreement in cash. If he desires to convert, the Company shall be obligated to honor such conversion request.

22.	Notices of Record Date, etc. In the event that the Company takes any of the actions specified in this section the Company will provide notice to the Employee.

a.
Any taking by the Company of a record of the Employees of any class of securities of the Company for the purpose of determining the Employees thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

b.
Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

c.
Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Employee of this Agreement at least five (5) business days prior to the earliest date specified therein, a notice specifying:

d.	The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

e.
The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stock Employees entitled to vote thereon.

23.	Conversion. The Employee shall have the right to convert the Deferred Compensation Amount as follows:

a.
The Accrued Compensation into Common Stock of the Company at $.003 per share.  This conversion price of $.003 per share is equal to 100% of the closing price of the Company’s common stock on July 10, 2013.

b.	The Future Compensation into Common Stock of the Company equal to 100% of the closing price of the Company’s common stock on September 30, 2013, the Deferred Compensation Payment Date.

24.	Security. The Agreement is secured by a security interest in the Company’s assets, as more particularly described in the Security Agreement attached to this Agreement as Exhibit “A”.

25.
Assignment. Subject to the restrictions on transfer set forth herein, the rights and obligations of the Company and the Employee of this Agreement shall be binding upon and benefit the successors and assigns of the parties. This Agreement may not be assigned or transferred by the parties except in accordance with the terms hereof.   This Convertible Agreement is nontransferable by the Agreement Employee without prior written approval of the Board of Directors of the Company.

26.	Waiver and Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Employee.

27.
Transfer of this Agreement. With respect to any offer, sale or other disposition of this Agreement, the Employee must receive written consent from the Chief Executive Officer or equivalent position or his duly appointed representative to make a transfer.  In the absence of such written consent from the Company, Employee is prohibited from transferring this agreement to any other person or entity, and the Company shall not be bound to any person or entity with whom the Employee makes a transfer without written consent as described above.  Employee will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Employee’s counsel, which counsel must be acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Employee that such Employee may sell or otherwise dispose of this Agreement, all in accordance with the terms of the notice delivered to the Company.  Each Agreement thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

28.
Treatment of Agreement. To the extent permitted by GAAP, the Company will treat, account and report the Agreement as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

29.
Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in this Agreement. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

30.
Costs. If this Agreement shall be in default and placed for collection, the Company shall pay all reasonable attorney fees and costs of collection of the Employee.  Payments not made within five (5) days of the due date shall be subject to a 10% late charge.

31.
No Stock Employee Rights.  Nothing contained in this Agreement shall be construed as conferring upon the Employee or any other person the right to vote or to consent or to receive notice as a stock Employee in respect of meetings of stock Employees for the election of directors of the Company or any other matters or any rights whatsoever as a stock Employee of the Company; and no dividends or interest shall be payable or accrued in respect of this Agreement or the interest represented hereby.

32.
Usury. This Agreement is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Employee hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Agreement or of any other agreement or instrument entered into in connection with this Agreement involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Employee that all payments under this Agreement are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 12 shall never be superseded or waived and shall control every other provision of this Agreement and all other agreements and instruments between the Company and the Employee entered into in connection with this Agreement.

33.	Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

IN WITNESS WHEREOF, the Company and the Employee have executed this Deferred Compensation Agreement as of the date first written above.

BIONEUTRAL GROUP, INC.

By:	/s/ Andrew Kielbania
Name:	Andrew Kielbania
Its:	Secretary

/s/ Mark Lowenthal
Mark Lowenthal

CONVERSION FORM

TO:	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Accrued Compensation of this Agreement at a conversion price of $0.003 per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

CONVERSION FORM

TO:	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Future Compensation of this Agreement at a conversion price of $_________ per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

Exhibit A

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of July 10, 2013 between BioNeutral Group, Inc. (“the Company”) and Mark Lowenthal (the “Secured Party”).

WHERAS:

D)	The Company has issued to Secured Party, a Deferred Compensation Agreement, dated the date hereof, in the principal amount of $151,727.27 (the “Agreement”); and

E)
As security for the obligations evidenced by the Agreement, the Company has agreed to pledge to Secured Party and grand to Secured Party a security interest in the Collateral (as hereinafter defined); and

F)	The Company and Secured Party desire to execute and deliver this Agreement;

NOW, THEREFORE in consideration of the benefits accruing to the Company, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the Company covenants and agrees with the Secured Party as follows:

13.
Security for Obligations.  This Agreement is for the benefit of Secured Party to secure the prompt and completer payment and performance of all of the Company’s obligations arising under the Agreement (such obligations are collectively referred to herein as the “Obligations”.

14.
Definition of Collateral.  As used herein, the term “Collateral” shall mean all of the present and future undertaking and property, both real and personal, of the Debtor, including without limitation, all right, title and interest that the Company not has or may hereafter have, be processed of, or entitled to or hereafter be acquired by the Debtor in accounts receivable, inventory, equipment, intangibles including intellectual property patents and product formulations, chattel paper, documents of title, securities and instruments, money, books and records and all replacements of, substitutions for and increases, additions and accessions to the foregoing, together with all proceeds thereof, and any reference to “Collateral” shall be deemed a reference to “Collateral or any part thereof”.

15.
Pledge of Collateral.  To secure the prompt and complete payment and performance when due of all of the Obligations, the Company hereby pledges to Secured Party and grants to Secured Party a security interest of first priority in all of the right, title and interest of the Company in all of the Collateral for an amount to satisfy any unpaid amounts of the Agreement.

16.
Remedies in Case of Event of Default.  Upon the failure of the Company to make the payments in accordance with the terms of this Agreement, or upon the occurrence of a default of any provision of the Agreement or at any time during the continuance of such default, any one of which shall constitute an “Event of Default”, Secured Party, subject to the term of the Agreement, may:

a.
Exercise any and all rights and remedies granted to secured party by the Uniform Commercial Code as in effect in the State of New Jersey on the date hereof (the “UCC”) or otherwise allowed at law and, in either case, as otherwise provided by this Agreement;

b.	Take possession of the Collateral or any part thereof with or without the process of law; and

c.	Dispose of the Collateral as Secured Party may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable.

17.	Transfer by the Company. The Company shall not sell or otherwise dispose of or grant any option with respect to, or pledge or otherwise encumber, any of the Collateral or any interest therein.

18.	Covenants. The Company covenants and agrees that for the duration of this Agreement the Company shall:

a.	Defend Secured Party’s right, title and security interest in and to the Collateral as a first priority security interest against the claims and demands of all persons whomsoever; and

b.	Shall not grant any other lien or security interest on any of the Collateral without the written consent of the Secured Party.

19.
Power of Attorney. The Company hereby appoints Secured Party as the Company’s attorney-in-fact to exercise at any time after the occurrence of an Event of Default all or any of the powers and authorities conferred on or reserved to Secured Party by or pursuant to this Agreement or applicable law, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreements, instrument or act as Secured Party my reasonably deem proper on or for the purpose of exercising any of such powers and authorities.  The Company hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts Secured Party shall do in the exercise of the power of attorney granted to Secured Party pursuant to this Section 7, which power of attorney, being given for consideration, is irrevocable.

20.
Miscellaneous.  This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of and be enforceable by Secured Party and Secured Party’s permitted successors and assigns.  The headings in this Agreement are for the purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on the parties hereto.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties related to such matters.  This Agreement may be amended or modified only be a writing signed by both parties hereto.  This Agreement is not assignable or transferable by either party, provided that Secured Party may assign this Agreement to any Employee of the Agreement.  The Company shall retain all rights of a stock Employee with respect to any Collateral until the occurrence of Event of Default.

21.
Financing Statements.  The Company agrees to deliver promptly to Secured Party such duly executed UCC Financing Statements as Secured Party may reasonably request, for filing, as may be appropriate, with respect to Secured Party’s security interest in the Collateral in such jurisdictions as Secured Party may reasonably determine to be appropriate.

22.
Termination.  Upon such time, if any, as the Company shall pay, satisfy or otherwise discharge in full the Obligations, this Agreement shall be null and void and the security interest granted hereunder shall automatically terminate.

23.
Governing Law.  This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New Jersey (without giving effect to the principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedied provided by the laws of any State other than New Jersey are governed by the laws of said State.  All terms used herein which are defined in the UCC (as in effect and interpreted in have the meanings therein provided.

IN WITNESS WHEREOF, the Company and Secured Party have caused this Agreement to be executed as of date of first above written.

_________________________

On behalf of the Company:

Andy Kielbania, Secretary

_________________________

Mark Lowenthal

_________________________

Witness

_________________________

Witness

NEITHER THE SECURITIES REPRESENTED BY THIS AGREEMENT OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE EMPLOYEE OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

BIONEUTRAL GROUP, INC.

DEFERRED COMPENSATION AGREEMENT

THIS DEFERRED COMPENSATION AGREEMENT (this “Agreement”) is made and entered into as of July 10, 2013, by and between Andy Kielbania (the “Employee”) and BioNeutral Group, Inc. a Nevada corporation (the “Company”). This Agreement is intended to provide compensation to the Employee. In consideration for the services you have provided to the Company, and as payment in full for such services, the Company and the Employee hereto agree as follows:

34.
Background. The Company has launched its marketing and commercialization strategy in fiscal 2013 of its Ygiene™ and Ogiene™ product lines (the “2013 Commercialization”).  Substantial working capital is required to execute the 2013 Commercialization.  Several factors have placed material limitations on the availability working capital to the Company, which in summary, consist of the following: 1.) the uncertainty surrounding the 2009 Securities and Exchange Commission (“SEC”) investigation which remains an open matter; 2.) Generalized current capital market conditions creating a lack of available capital from lending institutions for small companies; 3.) Generalized unwillingness of lenders to fund small companies with relatively small capital requirements; 4.) Generalized unwillingness of lenders to fund small companies without established channels of product distribution; and 5.) to date, insignificant cash provided by operations particularly in light of the relatively long sales cycle involved with selling the Company’s products.  In light of the factors Agreement above, the Company has located a few sources of capital to which it has used to fund the 2013 Commercialization.  Despite the best efforts of management, the amount however has fallen materially short of the amount needed to fully fund operations and the 2013 Commercialization as Agreement in our filings with the SEC. In light of the shortfall and to assist the Company to continue the 2013 Commercialization, the Employee has agreed to defer significant portions of his compensation.

35.
Deferred Compensation Amount. On September 30, 2013 (the “Deferred Compensation Payment Date”), or upon the consummation of a Sale of the Company or upon a Public Offering resulting in gross proceeds to the Company of at least $5,000,000 , whichever is earliest, the Company shall pay the Employee (or his beneficiary in the event of his death) a lump sum equal to an amount of $156,829.85 (such amount, the “Deferred Compensation Amount”) determined as follows:

a.
Deferred compensation earned and unpaid up through and including June 30, 2013 in the amount of  $108,769.23 plus accrued and unpaid interest of $2,763.16 for a total of $111,532.39 (the “Accrued Compensation”); and

b.
Deferred compensation to be earned and unpaid up for the period of July 1, 2013 through September 30, 2013 in the amount of  $41,538.46, plus interest to be accrued and unpaid of $3,759.00 for a total of $45,297.46 (the “Future Compensation”);

c.
The Employee and Company agree that should compensation be paid by the Company prior to the Deferred Compensation Payment Date to the Employee the Deferred Compensation Amount shall be reduced by the amount of the amount paid to Employee, including a reduction of the interest;

d.
The Employee and Company agree that should the rate or amount of compensation to be paid by the Company to the Employee is either increased or reduced, the Deferred Compensation Amount shall be either increased or reduced by the amount of the compensation increase or reduction, including an either an increase or reduction of the interest;

36.
Interest. Interest on the Deferred Compensation Amount shall accrue from each regularly scheduled bi-weekly payroll check date for which Employee agreed to defer.  Interest shall accrue at the rate of eight percent (8%) per annum (the “Initial Interest Rate”).  Interest will be payable on the Deferred Compensation Payment Date.

37.
Designation of Beneficiaries. The Employee may name any Person (who may be named concurrently, contingently or successively) to whom the Benefit Amount under this Agreement is to be paid if the Employee dies before the Benefit Amount is fully distributed. Each such beneficiary designation will revoke all prior designations by the Employee, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Company and will be effective only when filed with the Company during the Employee’s lifetime. If the Employee fails to designate a beneficiary before his death, as provided in this Section, or if the beneficiary designated by the Employee dies before the date of the Employee’s death or before complete payment of the Benefit Amount, the Company, in its discretion, may pay the Benefit Amount to either (i) one or more of the Employee’s relatives by blood, adoption or marriage and in such proportions as the Company determines, or (ii) the legal representative or representatives of the estate of the last to die of the Employee and his designated beneficiary. Notwithstanding the foregoing, if the Employee is married, the Employee’s spouse must consent in writing to the designation of any Person as beneficiary other than the spouse.

38.	Definitions.

a.
“Affiliate” shall mean any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes hereof, “control” means the power to vote or direct the voting of sufficient securities or other interests to elect a majority of the directors or to control the management of another Person.

b.	“Board” means the Board of Directors of the Company.

c.	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

d.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

e.
“Public Offering” means the consummation of the first of the following events (i) the securities of the Company are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) the Company is or becomes subject to the reporting requirements under Section 15(d) of the Exchange Act, or (iii) the Company files or has filed a registration statement under the Securities Act of 1933, as amended.

f.
“Sale of the Company” means (i) a sale of all or substantially all of the consolidated assets of the Company to any Person or (ii) the transfer or other disposition to any Person or group of Persons (as the term “group” is defined In the Securities Exchange Act of 1934) (other than Investment LLC or any Affiliate thereof) of outstanding equity securities (whether by sale, issuance, merger, consolidation, reorganization, combination or otherwise) of the Company such that after giving effect to such transfer, such Person or group of Persons would own or control the right to elect at least a majority of the members of the Board.

39.
Administration of this Compensation Arrangement. The deferred compensation arrangement set forth under this Agreement shall be administered by the Company. The Company’s duties and authority under this arrangement shall include the good faith (i) interpretation of the provisions of this Agreement, (ii) adoption of any rules and regulations which may become necessary or advisable in the operation of this arrangement, (iii) making of such determinations as may be permitted or required pursuant to this arrangement, and (iv) taking of such other actions as may be required for the proper administration of this arrangement in accordance with its terms. Any decision of the Company with respect to any matter within the authority of the Company shall be final, binding and conclusive upon the Employee, beneficiary, and each Person claiming under or through the Employee, and no additional authorization or ratification by the stock Employees or the Employee shall be required. Any action by the Company with respect to any one or more other Employees under similar agreements shall not be binding on the Company as to any action to be taken with respect to the Employee. Each determination required or permitted under this Agreement shall be made by the Company in the sole and absolute discretion of the Company.

40.
Action by Company. Any action required or permitted by the Company under this Agreement shall be by resolution of the Board or by a duly authorized committee of the Board, or by a person or persons authorized by resolution of the Board or such committee.

41.
Amendment. This Agreement may not be canceled, changed, modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by the Company and the Employee. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

42.
No Waiver. The failure at any time either of the Company or the Employee to require the performance by the other of any provision of this Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by either the Company or the Employee of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

43.
Offset. Whenever the Company is to pay the Employee or his beneficiary the Benefit Amount, such amounts that Employee owes to the Company (including any amounts that are non-recourse to the Employee) may be deducted from the Benefit Amount before payment.

44.
Indemnification and Reimbursement of Payments on Behalf of the Employee. Notwithstanding anything contained in this Agreement to the contrary, the Company shall be entitled to deduct or withhold from any distribution made pursuant to this Agreement such amount or amounts as may be required for purposes of the Company complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, or any state tax act for purposes of paying any income, estate, inheritance or other tax (“Taxes”) attributable to any amounts distributable under this Agreement. In the event the Company does not make such deductions or withholdings, the Employee shall indemnify the Company for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

45.
Assignment. This Agreement is binding on and for the benefit of the Company and the Employee and their respective successors, heirs, executors, administrators, and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by the Company or by the Employee without the prior written consent of the other.

46.
Interpretation and Severability. In the event any provision of this Agreement, or any portion thereof, is determined by any or court of competent jurisdiction to be unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding upon the Company and the Employee with the same effect as though the void provision or portion thereof had never been set forth therein.

47.
No Conflict. The Employee represents and warrants that the Employee is not subject to any agreement, order, judgment or decree of any kind which would prevent the Employee from entering into this Agreement.

48.
Employment Relationship. This Agreement shall not in any way affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of the Employee at any time for any reason with or without cause or in accordance with any applicable employment contract.

49.
Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, without application of its conflict or choice of law provisions. The Company and the Employee agree that this is not an ERISA plan or part of an ERISA plan.

50.	Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

51.
Gender and Number. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

52.
Headings. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

53.
Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an “Event of Default”), the Company agrees to give the Employee prompt written notice of such event. The Employee may, so long as such condition exists or has not  been cured during the applicable cure period (whether or not the Employee has received notice of such event), declare the entire principal and unpaid accrued interest here on immediately due and payable, by notice in writing to the Company; provided, that upon occurrence of an Event of Default specified in subsection (iii) below, all principal and interest shall automatically become immediately due and payable in full:

a.	Failure by the Company to make any payment hereunder when due, which failure has not been cured within ten (10) days following such due date; or

b.
Any breach by the Company of any material representation, warranty or covenant in this Agreement which results in a Material Adverse Effect on the Company’s business, operations or financial condition; provided, that, in the event of any such breach, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach, or (b) the Company’s knowledge of such breach; or

c.
The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

d.
If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

54.
Prepayment.  The Company shall have the right, at any time prior to the Maturity Date, to prepay any outstanding amount of Agreements, with interest thereon, by delivering three (3) days advance written notice to the Employee. The Employee shall have sole discretion as to whether he desires to convert the principal and accrued interest on this Agreement. If he does not desire to do so, the Company shall be obligated to repay the Agreement in cash. If he desires to convert, the Company shall be obligated to honor such conversion request.

55.	Notices of Record Date, etc. In the event that the Company takes any of the actions specified in this section the Company will provide notice to the Employee.

a.
Any taking by the Company of a record of the Employees of any class of securities of the Company for the purpose of determining the Employees thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

b.
Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

c.
Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Employee of this Agreement at least five (5) business days prior to the earliest date specified therein, a notice specifying:

d.	The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

e.
The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stock Employees entitled to vote thereon.

56.	Conversion. The Employee shall have the right to convert the Deferred Compensation Amount as follows:

a.
The Accrued Compensation into Common Stock of the Company at $.003 per share.  This conversion price of $.003 per share is equal to 100% of the closing price of the Company’s common stock on July 10, 2013.

b.	The Future Compensation into Common Stock of the Company equal to 100% of the closing price of the Company’s common stock on September 30, 2013, the Deferred Compensation Payment Date.

57.	Security. The Agreement is secured by a security interest in the Company’s assets, as more particularly described in the Security Agreement attached to this Agreement as Exhibit “A”.

58.
Assignment. Subject to the restrictions on transfer set forth herein, the rights and obligations of the Company and the Employee of this Agreement shall be binding upon and benefit the successors and assigns of the parties. This Agreement may not be assigned or transferred by the parties except in accordance with the terms hereof.   This Convertible Agreement is nontransferable by the Agreement Employee without prior written approval of the Board of Directors of the Company.

59.	Waiver and Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Employee.

60.
Transfer of this Agreement. With respect to any offer, sale or other disposition of this Agreement, the Employee must receive written consent from the Chief Executive Officer or equivalent position or his duly appointed representative to make a transfer.  In the absence of such written consent from the Company, Employee is prohibited from transferring this agreement to any other person or entity, and the Company shall not be bound to any person or entity with whom the Employee makes a transfer without written consent as described above.  Employee will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Employee’s counsel, which counsel must be acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Employee that such Employee may sell or otherwise dispose of this Agreement, all in accordance with the terms of the notice delivered to the Company.  Each Agreement thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

61.
Treatment of Agreement. To the extent permitted by GAAP, the Company will treat, account and report the Agreement as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

62.
Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in this Agreement. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

63.
Costs. If this Agreement shall be in default and placed for collection, the Company shall pay all reasonable attorney fees and costs of collection of the Employee.  Payments not made within five (5) days of the due date shall be subject to a 10% late charge.

64.
No Stock Employee Rights.  Nothing contained in this Agreement shall be construed as conferring upon the Employee or any other person the right to vote or to consent or to receive notice as a stock Employee in respect of meetings of stock Employees for the election of directors of the Company or any other matters or any rights whatsoever as a stock Employee of the Company; and no dividends or interest shall be payable or accrued in respect of this Agreement or the interest represented hereby.

65.
Usury. This Agreement is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Employee hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Agreement or of any other agreement or instrument entered into in connection with this Agreement involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Employee that all payments under this Agreement are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 12 shall never be superseded or waived and shall control every other provision of this Agreement and all other agreements and instruments between the Company and the Employee entered into in connection with this Agreement.

66.	Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

IN WITNESS WHEREOF, the Company and the Employee have executed this Deferred Compensation Agreement as of the date first written above.

BIONEUTRAL GROUP, INC.

By:
Name:	Mark Lowenthal
Its:	President and CEO

Andrew Kielbania

CONVERSION FORM

TO	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Accrued Compensation of this Agreement at a conversion price of $0.003 per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

CONVERSION FORM

TO	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Future Compensation of this Agreement at a conversion price of $_________ per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

Exhibit A

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of July 10, 2013 between BioNeutral Group, Inc. (“the Company”) and Andrew Kielbania (the “Secured Party”).

WHERAS:

G)	The Company has issued to Secured Party, a Deferred Compensation Agreement, dated the date hereof, in the principal amount of $156,829.85 (the “Agreement”); and

H)
As security for the obligations evidenced by the Agreement, the Company has agreed to pledge to Secured Party and grand to Secured Party a security interest in the Collateral (as hereinafter defined); and

I)	The Company and Secured Party desire to execute and deliver this Agreement;

NOW, THEREFORE in consideration of the benefits accruing to the Company, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the Company covenants and agrees with the Secured Party as follows:

24.
Security for Obligations.  This Agreement is for the benefit of Secured Party to secure the prompt and completer payment and performance of all of the Company’s obligations arising under the Agreement (such obligations are collectively referred to herein as the “Obligations”.

25.
Definition of Collateral.  As used herein, the term “Collateral” shall mean all of the present and future undertaking and property, both real and personal, of the Debtor, including without limitation, all right, title and interest that the Company not has or may hereafter have, be processed of, or entitled to or hereafter be acquired by the Debtor in accounts receivable, inventory, equipment, intangibles including intellectual property patents and product formulations, chattel paper, documents of title, securities and instruments, money, books and records and all replacements of, substitutions for and increases, additions and accessions to the foregoing, together with all proceeds thereof, and any reference to “Collateral” shall be deemed a reference to “Collateral or any part thereof”.

26.
Pledge of Collateral.  To secure the prompt and complete payment and performance when due of all of the Obligations, the Company hereby pledges to Secured Party and grants to Secured Party a security interest of first priority in all of the right, title and interest of the Company in all of the Collateral for an amount to satisfy any unpaid amounts of the Agreement.

27.
Remedies in Case of Event of Default.  Upon the failure of the Company to make the payments in accordance with the terms of this Agreement, or upon the occurrence of a default of any provision of the Agreement or at any time during the continuance of such default, any one of which shall constitute an “Event of Default”, Secured Party, subject to the term of the Agreement, may:

a.
Exercise any and all rights and remedies granted to secured party by the Uniform Commercial Code as in effect in the State of New Jersey on the date hereof (the “UCC”) or otherwise allowed at law and, in either case, as otherwise provided by this Agreement;

b.	Take possession of the Collateral or any part thereof with or without the process of law; and

c.	Dispose of the Collateral as Secured Party may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable.

28.	Transfer by the Company. The Company shall not sell or otherwise dispose of or grant any option with respect to, or pledge or otherwise encumber, any of the Collateral or any interest therein.

29.	Covenants. The Company covenants and agrees that for the duration of this Agreement the Company shall:

a.	Defend Secured Party’s right, title and security interest in and to the Collateral as a first priority security interest against the claims and demands of all persons whomsoever; and

b.	Shall not grant any other lien or security interest on any of the Collateral without the written consent of the Secured Party.

30.
Power of Attorney. The Company hereby appoints Secured Party as the Company’s attorney-in-fact to exercise at any time after the occurrence of an Event of Default all or any of the powers and authorities conferred on or reserved to Secured Party by or pursuant to this Agreement or applicable law, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreements, instrument or act as Secured Party my reasonably deem proper on or for the purpose of exercising any of such powers and authorities.  The Company hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts Secured Party shall do in the exercise of the power of attorney granted to Secured Party pursuant to this Section 7, which power of attorney, being given for consideration, is irrevocable.

31.
Miscellaneous.  This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of and be enforceable by Secured Party and Secured Party’s permitted successors and assigns.  The headings in this Agreement are for the purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on the parties hereto.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties related to such matters.  This Agreement may be amended or modified only be a writing signed by both parties hereto.  This Agreement is not assignable or transferable by either party, provided that Secured Party may assign this Agreement to any Employee of the Agreement.  The Company shall retain all rights of a stock Employee with respect to any Collateral until the occurrence of Event of Default.

32.
Financing Statements.  The Company agrees to deliver promptly to Secured Party such duly executed UCC Financing Statements as Secured Party may reasonably request, for filing, as may be appropriate, with respect to Secured Party’s security interest in the Collateral in such jurisdictions as Secured Party may reasonably determine to be appropriate.

33.
Termination.  Upon such time, if any, as the Company shall pay, satisfy or otherwise discharge in full the Obligations, this Agreement shall be null and void and the security interest granted hereunder shall automatically terminate.

34.
Governing Law.  This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New Jersey (without giving effect to the principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedied provided by the laws of any State other than New Jersey are governed by the laws of said State.  All terms used herein which are defined in the UCC (as in effect and interpreted in have the meanings therein provided.

IN WITNESS WHEREOF, the Company and Secured Party have caused this Agreement to be executed as of date of first above written.

_________________________

On behalf of the Company:

Mark Lowenthal, President and CEO

_________________________

Andrew Kielbania

By _________________________

Witness

Print Name:

By _________________________

Witness

Print Name

NEITHER THE SECURITIES REPRESENTED BY THIS AGREEMENT OR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS AGREEMENT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE EMPLOYEE OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

BIONEUTRAL GROUP, INC.

DEFERRED COMPENSATION AGREEMENT

THIS DEFERRED COMPENSATION AGREEMENT (this “Agreement”) is made and entered into as of July 10, 2013, by and between Thomas Cunningham (the “Employee”) and BioNeutral Group, Inc. a Nevada corporation (the “Company”). This Agreement is intended to provide compensation to the Employee. In consideration for the services you have provided to the Company, and as payment in full for such services, the Company and the Employee hereto agree as follows:

67.
Background. The Company has launched its marketing and commercialization strategy in fiscal 2013 of its Ygiene™ and Ogiene™ product lines (the “2013 Commercialization”).  Substantial working capital is required to execute the 2013 Commercialization.  Several factors have placed material limitations on the availability working capital to the Company, which in summary, consist of the following: 1.) the uncertainty surrounding the 2009 Securities and Exchange Commission (“SEC”) investigation which remains an open matter; 2.) Generalized current capital market conditions creating a lack of available capital from lending institutions for small companies; 3.) Generalized unwillingness of lenders to fund small companies with relatively small capital requirements; 4.) Generalized unwillingness of lenders to fund small companies without established channels of product distribution; and 5.) to date, insignificant cash provided by operations particularly in light of the relatively long sales cycle involved with selling the Company’s products.  In light of the factors Agreement above, the Company has located a few sources of capital to which it has used to fund the 2013 Commercialization.  Despite the best efforts of management, the amount however has fallen materially short of the amount needed to fully fund operations and the 2013 Commercialization as Agreement in our filings with the SEC. In light of the shortfall and to assist the Company to continue the 2013 Commercialization, the Employee has agreed to defer significant portions of his compensation.

68.
Deferred Compensation Amount. On September 30, 2013 (the “Deferred Compensation Payment Date”), or upon the consummation of a Sale of the Company or upon a Public Offering resulting in gross proceeds to the Company of at least $5,000,000, whichever is earliest, the Company shall pay the Employee (or his beneficiary in the event of his death) a lump sum equal to an amount of $124,727.10 (such amount, the “Deferred Compensation Amount”) determined as follows:

a.
Deferred compensation earned and unpaid up through and including June 30, 2013 in the amount of  $85,192.24 plus accrued and unpaid interest of $2,302.63 for a total of $87,494.87 (the “Accrued Compensation”); and

b.
Deferred compensation to be earned and unpaid up for the period of July 1, 2013 through September 30, 2013 in the amount of  $34,615.38, plus interest to be accrued and unpaid of $2,616.84 for a total of $37,232.23 (the “Future Compensation”);

c.
The Employee and Company agree that should compensation be paid by the Company prior to the Deferred Compensation Payment Date to the Employee the Deferred Compensation Amount shall be reduced by the amount of the amount paid to Employee, including a reduction of the interest;

d.
The Employee and Company agree that should the rate or amount of compensation to be paid by the Company to the Employee is either increased or reduced, the Deferred Compensation Amount shall be either increased or reduced by the amount of the compensation increase or reduction, including an either an increase or reduction of the interest;

69.
Interest. Interest on the Deferred Compensation Amount shall accrue from each regularly scheduled bi-weekly payroll check date for which Employee agreed to defer.  Interest shall accrue at the rate of eight percent (8%) per annum (the “Initial Interest Rate”).  Interest will be payable on the Deferred Compensation Payment Date.

70.
Designation of Beneficiaries. The Employee may name any Person (who may be named concurrently, contingently or successively) to whom the Benefit Amount under this Agreement is to be paid if the Employee dies before the Benefit Amount is fully distributed. Each such beneficiary designation will revoke all prior designations by the Employee, shall not require the consent of any previously named beneficiary, shall be in a form prescribed by the Company and will be effective only when filed with the Company during the Employee’s lifetime. If the Employee fails to designate a beneficiary before his death, as provided in this Section, or if the beneficiary designated by the Employee dies before the date of the Employee’s death or before complete payment of the Benefit Amount, the Company, in its discretion, may pay the Benefit Amount to either (i) one or more of the Employee’s relatives by blood, adoption or marriage and in such proportions as the Company determines, or (ii) the legal representative or representatives of the estate of the last to die of the Employee and his designated beneficiary. Notwithstanding the foregoing, if the Employee is married, the Employee’s spouse must consent in writing to the designation of any Person as beneficiary other than the spouse.

71.	Definitions.

a.
“Affiliate” shall mean any Person that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes hereof, “control” means the power to vote or direct the voting of sufficient securities or other interests to elect a majority of the directors or to control the management of another Person.

b.	“Board” means the Board of Directors of the Company.

c.	“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder.

d.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

e.
“Public Offering” means the consummation of the first of the following events (i) the securities of the Company are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) the Company is or becomes subject to the reporting requirements under Section 15(d) of the Exchange Act, or (iii) the Company files or has filed a registration statement under the Securities Act of 1933, as amended.

f.
“Sale of the Company” means (i) a sale of all or substantially all of the consolidated assets of the Company to any Person or (ii) the transfer or other disposition to any Person or group of Persons (as the term “group” is defined In the Securities Exchange Act of 1934) (other than Investment LLC or any Affiliate thereof) of outstanding equity securities (whether by sale, issuance, merger, consolidation, reorganization, combination or otherwise) of the Company such that after giving effect to such transfer, such Person or group of Persons would own or control the right to elect at least a majority of the members of the Board.

72.
Administration of this Compensation Arrangement. The deferred compensation arrangement set forth under this Agreement shall be administered by the Company. The Company’s duties and authority under this arrangement shall include the good faith (i) interpretation of the provisions of this Agreement, (ii) adoption of any rules and regulations which may become necessary or advisable in the operation of this arrangement, (iii) making of such determinations as may be permitted or required pursuant to this arrangement, and (iv) taking of such other actions as may be required for the proper administration of this arrangement in accordance with its terms. Any decision of the Company with respect to any matter within the authority of the Company shall be final, binding and conclusive upon the Employee, beneficiary, and each Person claiming under or through the Employee, and no additional authorization or ratification by the stock Employees or the Employee shall be required. Any action by the Company with respect to any one or more other Employees under similar agreements shall not be binding on the Company as to any action to be taken with respect to the Employee. Each determination required or permitted under this Agreement shall be made by the Company in the sole and absolute discretion of the Company.

73.
Action by Company. Any action required or permitted by the Company under this Agreement shall be by resolution of the Board or by a duly authorized committee of the Board, or by a person or persons authorized by resolution of the Board or such committee.

74.
Amendment. This Agreement may not be canceled, changed, modified, or amended orally, and no cancellation, change, modification or amendment hereof shall be effective or binding unless in a written instrument signed by the Company and the Employee. A provision of this Agreement may be waived only by a written instrument signed by the party against whom or which enforcement of such waiver is sought.

75.
No Waiver. The failure at any time either of the Company or the Employee to require the performance by the other of any provision of this Agreement shall in no way affect the full right of such party to require such performance at any time thereafter, nor shall the waiver by either the Company or the Employee of any breach of any provision of this Agreement be taken or held to constitute a waiver of any succeeding breach of such or any other provision of this Agreement.

76.
Offset. Whenever the Company is to pay the Employee or his beneficiary the Benefit Amount, such amounts that Employee owes to the Company (including any amounts that are non-recourse to the Employee) may be deducted from the Benefit Amount before payment.

77.
Indemnification and Reimbursement of Payments on Behalf of the Employee. Notwithstanding anything contained in this Agreement to the contrary, the Company shall be entitled to deduct or withhold from any distribution made pursuant to this Agreement such amount or amounts as may be required for purposes of the Company complying with the tax withholding provisions of the Internal Revenue Code of 1986, as amended, or any state tax act for purposes of paying any income, estate, inheritance or other tax (“Taxes”) attributable to any amounts distributable under this Agreement. In the event the Company does not make such deductions or withholdings, the Employee shall indemnify the Company for any amounts paid with respect to any such Taxes, together with any interest, penalties and related expenses thereto.

78.
Assignment. This Agreement is binding on and for the benefit of the Company and the Employee and their respective successors, heirs, executors, administrators, and other legal representatives. Neither this Agreement nor any right or obligation hereunder may be sold, transferred, assigned, or pledged by the Company or by the Employee without the prior written consent of the other.

79.
Interpretation and Severability. In the event any provision of this Agreement, or any portion thereof, is determined by any or court of competent jurisdiction to be unenforceable or void, the remaining provisions of this Agreement shall nevertheless be binding upon the Company and the Employee with the same effect as though the void provision or portion thereof had never been set forth therein.

80.
No Conflict. The Employee represents and warrants that the Employee is not subject to any agreement, order, judgment or decree of any kind which would prevent the Employee from entering into this Agreement.

81.
Employment Relationship. This Agreement shall not in any way affect the right and power of the Company to dismiss or otherwise terminate the employment or change the terms of the employment or amount of compensation of the Employee at any time for any reason with or without cause or in accordance with any applicable employment contract.

82.
Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of New Jersey, without application of its conflict or choice of law provisions. The Company and the Employee agree that this is not an ERISA plan or part of an ERISA plan.

83.	Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

84.
Gender and Number. Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

85.
Headings. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

86.
Events of Default. If any of the events specified in this Section 3 shall occur (herein individually referred to as an “Event of Default”), the Company agrees to give the Employee prompt written notice of such event. The Employee may, so long as such condition exists or has not  been cured during the applicable cure period (whether or not the Employee has received notice of such event), declare the entire principal and unpaid accrued interest here on immediately due and payable, by notice in writing to the Company; provided, that upon occurrence of an Event of Default specified in subsection (iii) below, all principal and interest shall automatically become immediately due and payable in full:

a.	Failure by the Company to make any payment hereunder when due, which failure has not been cured within ten (10) days following such due date; or

b.
Any breach by the Company of any material representation, warranty or covenant in this Agreement which results in a Material Adverse Effect on the Company’s business, operations or financial condition; provided, that, in the event of any such breach, such breach shall not have been cured by the Company within 30 days after the earlier to occur of (a) written notice to the Company of such breach, or (b) the Company’s knowledge of such breach; or

c.
The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

d.
If, within sixty (60) days after the commencement of an action against the Company seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

87.
Prepayment.  The Company shall have the right, at any time prior to the Maturity Date, to prepay any outstanding amount of Agreements, with interest thereon, by delivering three (3) days advance written notice to the Employee. The Employee shall have sole discretion as to whether he desires to convert the principal and accrued interest on this Agreement. If he does not desire to do so, the Company shall be obligated to repay the Agreement in cash. If he desires to convert, the Company shall be obligated to honor such conversion request.

88.	Notices of Record Date, etc. In the event that the Company takes any of the actions specified in this section the Company will provide notice to the Employee.

a.
Any taking by the Company of a record of the Employees of any class of securities of the Company for the purpose of determining the Employees thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

b.
Any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

c.
Any voluntary or involuntary dissolution, liquidation or winding-up of the Company; the Company will mail to the Employee of this Agreement at least five (5) business days prior to the earliest date specified therein, a notice specifying:

d.	The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

e.
The date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stock Employees entitled to vote thereon.

89.	Conversion. The Employee shall have the right to convert the Deferred Compensation Amount as follows:

a.
The Accrued Compensation into Common Stock of the Company at $.003 per share.  This conversion price of $.003 per share is equal to 100% of the closing price of the Company’s common stock on July 10, 2013.

b.	The Future Compensation into Common Stock of the Company equal to 100% of the closing price of the Company’s common stock on September 30, 2013, the Deferred Compensation Payment Date.

90.	Security. The Agreement is secured by a security interest in the Company’s assets, as more particularly described in the Security Agreement attached to this Agreement as Exhibit “A”.

91.
Assignment. Subject to the restrictions on transfer set forth herein, the rights and obligations of the Company and the Employee of this Agreement shall be binding upon and benefit the successors and assigns of the parties. This Agreement may not be assigned or transferred by the parties except in accordance with the terms hereof.   This Convertible Agreement is nontransferable by the Agreement Employee without prior written approval of the Board of Directors of the Company.

92.	Waiver and Amendment. Any provision of this Agreement may be amended, waived or modified upon the written consent of the Company and the Employee.

93.
Transfer of this Agreement. With respect to any offer, sale or other disposition of this Agreement, the Employee must receive written consent from the Chief Executive Officer or equivalent position or his duly appointed representative to make a transfer.  In the absence of such written consent from the Company, Employee is prohibited from transferring this agreement to any other person or entity, and the Company shall not be bound to any person or entity with whom the Employee makes a transfer without written consent as described above.  Employee will give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such Employee’s counsel, which counsel must be acceptable to the Company, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Promptly upon receiving such written notice and opinion, the Company, as promptly as practicable, shall notify such Employee that such Employee may sell or otherwise dispose of this Agreement, all in accordance with the terms of the notice delivered to the Company.  Each Agreement thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Act, unless in the opinion of counsel for the Company such legend is not required. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

94.
Treatment of Agreement. To the extent permitted by GAAP, the Company will treat, account and report the Agreement as debt and not equity for accounting purposes and with respect to any returns filed with federal, state or local tax authorities.

95.
Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if faxed with confirmation of receipt by telephone or if mailed by registered or certified mail, postage prepaid, at the respective addresses of the parties as set forth in this Agreement. Any party hereto may by notice so given change its address for future notice hereunder. Notice shall conclusively be deemed to have been given when personally delivered, faxed, or when deposited in the mail in the manner set forth above and shall be deemed to have been received when delivered.

96.
Costs. If this Agreement shall be in default and placed for collection, the Company shall pay all reasonable attorney fees and costs of collection of the Employee.  Payments not made within five (5) days of the due date shall be subject to a 10% late charge.

97.
No Stock Employee Rights.  Nothing contained in this Agreement shall be construed as conferring upon the Employee or any other person the right to vote or to consent or to receive notice as a stock Employee in respect of meetings of stock Employees for the election of directors of the Company or any other matters or any rights whatsoever as a stock Employee of the Company; and no dividends or interest shall be payable or accrued in respect of this Agreement or the interest represented hereby.

98.
Usury. This Agreement is hereby expressly limited so that in no event whatsoever, whether by reason of acceleration of maturity of the loan evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Employee hereunder for the loan, use, forbearance or detention of money exceed that permissible under applicable law. If at any time the performance of any provision of this Agreement or of any other agreement or instrument entered into in connection with this Agreement involves a payment exceeding the limit of the interest that may be validly charged for the loan, use, forbearance or detention of money under applicable law, then automatically and retroactively, ipso facto, the obligation to be performed shall be reduced to such limit, it being the specific intent of the Company and the Employee that all payments under this Agreement are to be credited first to interest as permitted by law, but not in excess of (i) the agreed rate of interest set forth herein or therein or (ii) that permitted by law, whichever is the lesser, and the balance toward the reduction of principal. The provisions of this Section 12 shall never be superseded or waived and shall control every other provision of this Agreement and all other agreements and instruments between the Company and the Employee entered into in connection with this Agreement.

99.	Waiver. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

IN WITNESS WHEREOF, the Company and the Employee have executed this Deferred Compensation Agreement as of the date first written above.

BIONEUTRAL GROUP, INC.

By:
Name:	Mark Lowenthal
Its:	President and CEO

Thomas Cunningham

CONVERSION FORM

TO:	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Accrued Compensation of this Agreement at a conversion price of $0.003 per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

CONVERSION FORM

TO:	BioNeutral Group, Inc.
211 Warren St.
Newark, New Jersey 07103

The undersigned, hereby irrevocably elects to convert the Future Compensation of this Agreement at a conversion price of $_________ per share.  The undersigned hereby agrees that upon conversion, the entire principal due on this Convertible Agreement shall be deemed fully paid and the Convertible Agreement will be cancelled in full. The Company shall have no obligation with respect to any principal payments after the Effective Date.

Instructions for Registration of Stock

NAME: _______________________________________________________________________

ADDRESS: ___________________________________________________________________

TELEPHONE:  ________________________________________________________________

EMAIL:   ___________________________________________________________________

AMOUNT TO BE CONVERTED  $_________________________________________

DATED: ___________________________________________________________________

PRINT NAME	SIGNATURE

Exhibit A

GENERAL SECURITY AGREEMENT

THIS AGREEMENT made as of July 10, 2013 between BioNeutral Group, Inc. (“the Company”) and Thomas Cunningham (the “Secured Party”).

WHERAS:

J)	The Company has issued to Secured Party, a Deferred Compensation Agreement, dated the date hereof, in the principal amount of $124,727.10 (the “Agreement”); and

K)
As security for the obligations evidenced by the Agreement, the Company has agreed to pledge to Secured Party and grand to Secured Party a security interest in the Collateral (as hereinafter defined); and

L)	The Company and Secured Party desire to execute and deliver this Agreement;

NOW, THEREFORE in consideration of the benefits accruing to the Company, and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged, the Company covenants and agrees with the Secured Party as follows:

35.
Security for Obligations.  This Agreement is for the benefit of Secured Party to secure the prompt and completer payment and performance of all of the Company’s obligations arising under the Agreement (such obligations are collectively referred to herein as the “Obligations”.

36.
Definition of Collateral.  As used herein, the term “Collateral” shall mean all of the present and future undertaking and property, both real and personal, of the Debtor, including without limitation, all right, title and interest that the Company not has or may hereafter have, be processed of, or entitled to or hereafter be acquired by the Debtor in accounts receivable, inventory, equipment, intangibles including intellectual property patents and product formulations, chattel paper, documents of title, securities and instruments, money, books and records and all replacements of, substitutions for and increases, additions and accessions to the foregoing, together with all proceeds thereof, and any reference to “Collateral” shall be deemed a reference to “Collateral or any part thereof”.

37.
Pledge of Collateral.  To secure the prompt and complete payment and performance when due of all of the Obligations, the Company hereby pledges to Secured Party and grants to Secured Party a security interest of first priority in all of the right, title and interest of the Company in all of the Collateral for an amount to satisfy any unpaid amounts of the Agreement.

38.
Remedies in Case of Event of Default.  Upon the failure of the Company to make the payments in accordance with the terms of this Agreement, or upon the occurrence of a default of any provision of the Agreement or at any time during the continuance of such default, any one of which shall constitute an “Event of Default”, Secured Party, subject to the term of the Agreement, may:

a.
Exercise any and all rights and remedies granted to secured party by the Uniform Commercial Code as in effect in the State of New Jersey on the date hereof (the “UCC”) or otherwise allowed at law and, in either case, as otherwise provided by this Agreement;

b.	Take possession of the Collateral or any part thereof with or without the process of law; and

c.	Dispose of the Collateral as Secured Party may choose, so long as every aspect of the disposition including the method, manner, time, place and terms are commercially reasonable.

39.	Transfer by the Company. The Company shall not sell or otherwise dispose of or grant any option with respect to, or pledge or otherwise encumber, any of the Collateral or any interest therein.

40.	Covenants. The Company covenants and agrees that for the duration of this Agreement the Company shall:

a.	Defend Secured Party’s right, title and security interest in and to the Collateral as a first priority security interest against the claims and demands of all persons whomsoever; and

b.	Shall not grant any other lien or security interest on any of the Collateral without the written consent of the Secured Party.

41.
Power of Attorney. The Company hereby appoints Secured Party as the Company’s attorney-in-fact to exercise at any time after the occurrence of an Event of Default all or any of the powers and authorities conferred on or reserved to Secured Party by or pursuant to this Agreement or applicable law, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreements, instrument or act as Secured Party my reasonably deem proper on or for the purpose of exercising any of such powers and authorities.  The Company hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts Secured Party shall do in the exercise of the power of attorney granted to Secured Party pursuant to this Section 7, which power of attorney, being given for consideration, is irrevocable.

42.
Miscellaneous.  This Agreement shall create a continuing security interest in the Collateral and shall be binding upon the successors and assigns of the Debtor and shall inure to the benefit of and be enforceable by Secured Party and Secured Party’s permitted successors and assigns.  The headings in this Agreement are for the purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on the parties hereto.  This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements or understandings between the parties related to such matters.  This Agreement may be amended or modified only be a writing signed by both parties hereto.  This Agreement is not assignable or transferable by either party, provided that Secured Party may assign this Agreement to any Employee of the Agreement.  The Company shall retain all rights of a stock Employee with respect to any Collateral until the occurrence of Event of Default.

43.
Financing Statements.  The Company agrees to deliver promptly to Secured Party such duly executed UCC Financing Statements as Secured Party may reasonably request, for filing, as may be appropriate, with respect to Secured Party’s security interest in the Collateral in such jurisdictions as Secured Party may reasonably determine to be appropriate.

44.
Termination.  Upon such time, if any, as the Company shall pay, satisfy or otherwise discharge in full the Obligations, this Agreement shall be null and void and the security interest granted hereunder shall automatically terminate.

45.
Governing Law.  This Agreement shall (irrespective of where it is executed, delivered and/or performed) be governed by and construed in accordance with the laws of the State of New Jersey (without giving effect to the principles of conflicts of law), except as otherwise required by mandatory provisions of law and except to the extent that remedied provided by the laws of any State other than New Jersey are governed by the laws of said State.  All terms used herein which are defined in the UCC (as in effect and interpreted in have the meanings therein provided.

IN WITNESS WHEREOF, the Company and Secured Party have caused this Agreement to be executed as of date of first above written.

_________________________

On behalf of the Company:

Mark Lowenthal, President and CEO

_________________________

Thomas Cunningham

_________________________

Witness

_________________________

Witness